SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): July 17, 2003

                      HEALTH & LEISURE, INC.
                     --------------------------
        (Exact name of Registrant as specified in its charter)


    Delaware                    0-15807         31-1190725
    ---------                   --------       -----------
(State or other jurisdiction   (Commission    (IRS Employer
       of incorporation)       File Number)   Identification No.)

   95 Broadhollow Road, suite 101 Melville New York      11747
   ----------------------------------------------      -------
   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (631) 385-0007



           -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================


Item 1. Changes in Control of Registrant.

As of July 15, 2003 Raymond Barton and Timothy Schmidt have acquired 7,527,668 of Health & Leisure, Inc.'s (the "Registrant" or the "Company") common stock from former president and director Robert Feldman together with 2,670,000 shares of common stock issued by the registrant for a total of 10,197,668 shares or 51% of the Registrant's total outstanding common stock. Messrs. Barton and Schmidt have also acquired 3,425,000 shares of the registrants preferred stock which is convertible into 34,250,000 shares of the Company's common stock. Messrs. Barton and Schmidt acquired said shares Pursuant to an Acquisition Agreement and Plan of Merger dated June 13,
2003 (the "Merger Agreement"), by and among the Registrant; Venture Sum, Inc., a Delaware corporation and a wholly owned subsidiary of Registrant ("Mergerco"); and Marketshare Recovery, Inc., a New York corporation, ("MKSR"), Mergerco merged with and into MKSR, and MKSR became a wholly owned subsidiary of the Registrant. The merger became effective June 13, 2003, 2003 (the "Effective Date,") however closing of the Agreement occured on July 15, 2003.

     In accordance with the Agreement, Messrs. Robert
Feldman, Arthur Aaronson, James S. Koroloff, Burton
Schildhouse and Donald S. Franklin resigned as directors and officers and appointed Ray Barton and Timothy Schmidt as directors of the Company. Messrs Barton and Schmidt have assumend the roles of cheif executive officer and Chief opertaing officer respectively, however Messrs.
Barton and Schmidt will not take office until 10 days after this Information Statement is mailed or delivered to all Company stockholders in compliance with Section
14(f) of the Securities Exchange Act of 1934 (the "Exchange
Act") and Rule 14f-1 thereunder.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to an Acquisition Agreement and Plan of Merger dated June 13, 2003 (the "Merger Agreement"), by and among the Registrant; Venture Sum, Inc., a Delaware corporation and a wholly owned subsidiary of Registrant ("Mergerco");
and Marketshare Recovery, Inc., a New York corporation, ("MKSR"), Mergerco merged with and into MKSR, and MKSR became a wholly owned subsidiary of the Registrant. The merger became effective June 13, 2003 (the "Effective
Date") and concluded on July 15, 2003. Prior to the date of the Agreement, there was no relationship between MKSR or its shareholders and the Registrant or its affiliates, officers and directors or any of their respective associates. Marketshare Recovery is a direct marketing company specializing in marketing of products utilizing direct email on the internet. The company offers manufacturers, resellers and service providers a reliable, high-quality resources for business development, market development, and channel development.


  Pursuant to the terms of the Agreement, as of the effective date under both the Delaware Act and the New York Act (the "Effective Time"), Mergerco was merged with and into MKSR in accordance with the applicable provisions of the Delaware Act and the New York Act, the separate existence of Mergerco thereupon ceased, and MKSR, as the surviving corporation in the Merger, shall continue its corporate existence in accordance with the New York Act. At the Closing, (i) the
100 issued and outstanding shares of MKSR common stock, par value $.0001 per share (the "MKSR Common Stock"), constituting all of the issued and outstanding shares of MKSR Common Stock, were extinguished, and (ii) each share of stock of Mergerco issued and outstanding was extinguished and in substitution for the full number of shares of Mergerco held by it, HLLS received 100 shares of MKSR authorized but unissued Common Stock (iii) HLLS issued to the MKSR shareholders the greater of 10,197,668 shares of common stock of HLLS or that number of shares that shall result in ownership of fifty-one percent (51%) of the outstanding shares of common stock of HLLS, and (iv) HLLS issued
3,425,000 shares of its voting convertible noncumulative preferred stock, par value $.01 per share ("HLLS Preferred Stock") to the holders of MKSR Common Stock at the exchange rate of 101,976.68 shares of HLLS Common Stock and 34,250 shares of HLLS Preferred Stock for each share of MKSR Common Stock. The 3,425,000 shares of Preferred Stock are convertible into 34,250,000 shares of HLLS Common Stock. 2,670,000 of the HLLS shares of Common Stock issued to the MKSR Shareholders was from the HLLS' authorized but unissued shares, and 7,527,668 of the HLLS shares of Common Stock was contributed to HLLS by Mr. Feldman and then reissued by HLLS in the Merger.

HLLS and Marketshare have agreed to contribute the sum of $125,000 to H&L concepts, Inc. a wholly owned subsidiary of HLLS, through the issuance of a secured promissory note to pay the principal amount of $125,000 together with interest (the "Promissory Note") to H&L Concepts, Inc., in accordance with the terms of said note, (a copy of which is attached hereto as Exhibit A). After execution of the Promissory Note, Mr. Feldman shall purchase all of the outstanding shares of stock of H&L concepts, Inc. for nominal consideration.

MKSR has agree to make payments as follows, for certain professional incurred by HLLS: four thousand two hundred and fifty, ($4,250 USD) to the preparing Accountant, one thousand nine hundred and fifty, ($1,950 USD) to the auditor who issues his independent auditors report and consent and five thousand, ($5,000 USD) to the attorney, for professional fees associated with said filing and shall reimburse shareholders one thousand four hundred and fifty dollars, ($1,450 USD) for retainer paid to auditor. Additionally, at the time of signing of this document, MKSR shall make a payment to H&L Concpets, Inc. in the amount of $2,800 to cover additional anticipated expenses.


	At the Effective Time, and as a result of the Merger, the conversion of the shares of MKSR Common Stock into the HLLS Common Stock and the HLLS Preferred Stock shall occur automatically and without further act of either HLLS or MKSR and, until appropriate transfers can be requested following the Effective Time, the holders of record of each MKSR share so extinguished and converted shall be deemed to be recorded on the books of HLLS as the holder of the number of shares of HLLS Common Stock and HLLS Preferred Stock which he is entitled to receive under this Agreement. Each person who, as a result of the Merger, holds one or more certificates which theretofore represented one or more shares of MKSR that have been extinguished and converted as a result of the Merger shall surrender each such certificate held by him/her to HLLS and, within a reasonable time after such surrender, HLLS shall deliver to such person in exchange therefor one or more certificates evidencing the HLLS Preferred Stock that such person is entitled to receive as a result of the Merger.


Business

      Marketshare Recovery was incorporated in New York in November 2000. Marketshare Recovery is a provider of online direct marketing solutions for enterprises. Our solutions enable corporations to create and deliver online direct marketing programs that drive revenue, influence behavior and deepen customer relationships. Our solutions provide customer insight and powerful program execution through a combination of hosted applications and technology infrastructure.

Solutions

      We provide comprehensive solutions for creating and executing online direct marketing programs. Our solutions are designed to enable marketers to build the foundation required to develop online direct marketing programs, reach new customers, and maximize the value of existing customers. Our solutions consist of the following offerings:

Campaign Services

      Campaign Services provides marketers with an account team to efficiently execute their online direct marketing programs. Based upon a marketer's guidance, the Campaign Services team targets, tests and executes email marketing campaigns. Marketers maintain control and visibility over the entire process.

Program Services

      Program Services provides marketers with an expert team designed to proactively build and manage their online direct marketing programs around their email marketing goals. The Program Services team delivers insight, analysis and management to optimize the value of online customer relationships.

Customer Acquisition

      Customer acquisition is a full service marketing offering that enables clients to cost-effectively reach new prospects and drive online revenue by converting prospects into customers. Marketshare Recovery helps clients achieve superior results by providing access to a rich base of prospect sources, negotiating exceptional rates and optimizing campaigns to reach the highest value customers. Our Customer Acquisition clients receive full-service program management, including strategic media plan development, comprehensive testing and results analysis.

Professional Services

      Professional services can be utilized by clients to enhance marketing programs and improve results. Marketshare Recovery offers clients services to fulfill online direct marketing needs in each of the following categories:
Strategy, Analysis, Data Management, Solutions Engineering, Web Development, Creative and Design and Media Planning.

Sales and Marketing

      We sell our products and services in the United States through a sales and marketing organization that consisted of 9 employees as of June 30, 2003. These employees are primarily located at our headquarters in Melville, New York.

Clients

      Our clients consist of a diverse group of companies operating in many industries primarily throughout the United States, principally e-commerce oriented businesses.

Competition

      The market for online direct marketing services is highly competitive and rapidly evolving and experiences rapid technological change. We expect competition to increase significantly in the future because of the attention the Internet has received as a means of advertising and direct marketing and because there are limited barriers to entry into our market.

      We believe that the factors on which we successfully compete include:

       - Credibility of clients and their willingness to act as references.

       - Quality of online direct marketing services.

       - Technology-enhanced service offerings.

       - Sophistication and reliability of technology.

       - Speed of implementation of online direct marketing campaigns.

       - Cost-effective online direct marketing solutions.

       - Measurable results.

      Although we believe that our solutions currently compete favorably as to each of these factors, our market is relatively new and is evolving rapidly. We may not be able to maintain our competitive position against current and potential competitors.

      Our principal competitors include providers of online direct marketing solutions such as DoubleClick, Responsys, Cheetahmail, CMGI's Yesmail
(through its recent acquisition of Post Communications), eDialog, Digital Ipact and Clickaction, as well as the in-house information technology departments of our existing and prospective clients.

      In addition, we expect competition to persist and intensify in the future, which could harm our ability to increase sales and maintain our prices. In the future, we may experience competition from Internet service providers,advertising and direct marketing agencies and other large established businesses possessing large, existing customer bases, substantial financial resources and established distribution channels and could develop, market or resell a number of online direct marketing solutions. These potential competitors may also choose to enter, or have already entered, the market for online direct marketing by acquiring one of our existing competitors or by forming strategic alliances with a competitor.

      Many of these potential competitors have broad distribution channels and they may bundle competing products or services. As a result of future competition, the demand for our services could substantially decline. Any of these occurrences could harm our ability to compete effectively.

Government Regulation

      Legislation has been enacted in several states restricting the sending of unsolicited commercial email. The federal government, foreign governments and several other states are considering, or have considered, similar legislation. Although the provisions of these current and contemplated laws vary, they generally limit or prohibit both the transmission of unsolicited commercial emails and the use of forged or fraudulent routing and header information. Some states, including California, require that unsolicited commercial emails include opt-out instructions and that senders of such emails honor any opt-out requests. We believe that our current suite of services are not affected by such legislation because the list management practices that we espouse to our clients are intended to prevent the sending of unsolicited commercial email. We cannot assure you that future legislation or the application of existing legislation will not harm our business.

Seasonality

      The traditional direct marketing industry has typically generated lower revenue during the summer months and higher revenue during the calendar year-end months. We believe our business is affected by similar revenue fluctuations, but we are unable to isolate and predict the magnitude of these effects.

Employees

      As of June 30, 2003, we had a total of 9 full-time employees. Our future performance depends upon the continued service of our existing personnel. Our future success also depends on our continuing ability to attract, train and retain highly qualified technical, sales and managerial personnel. None of our employees is represented by a labor union. We have not experienced any work stoppages and consider our relations with our employees to be good.


                                  RISK FACTORS

BECAUSE OF OUR LIMITED OPERATING HISTORY AND THE EMERGING NATURE OF THE EMARKETING INDUSTRY, ANY PREDICTIONS ABOUT OUR FUTURE REVENUES AND EXPENSES MAY NOT BE AS ACCURATE AS THEY WOULD BE IF WE HAD A LONGER BUSINESS HISTORY, AND WE CANNOT DETERMINE TRENDS THAT MAY AFFECT OUR BUSINESS.

     We were incorporated in November 2000 and first recorded revenue in 2001. Our limited operating history makes financial forecasting and evaluation of our business difficult. Since we have limited financial data, any predictions about our future revenues and expenses may not be as accurate as they would be if we had a longer business history. Because of the emerging nature of the emarketing industry, we cannot determine trends that may emerge in our market or affect our business. The revenue and income potential of the emarketing industry, and our business, are unproven.


OUR OPERATING RESULTS HAVE VARIED SIGNIFICANTLY IN THE PAST AND ARE LIKELY
TO VARY SIGNIFICANTLY FROM PERIOD TO PERIOD, AND OUR STOCK PRICE MAY DECLINE IF WE FAIL TO MEET THE EXPECTATIONS OF ANALYSTS AND INVESTORS.

     Our operating results have varied significantly in the past and are likely to vary significantly from period to period. As a result, our operating results are difficult to predict and may not meet the expectations of securities analysts or investors. If this occurs, the price of our common stock would likely decline.


SEASONAL TRENDS MAY CAUSE OUR QUARTERLY OPERATING RESULTS TO FLUCTUATE, WHICH MAY ADVERSELY AFFECT THE MARKET PRICE OF OUR COMMON STOCK.

     The traditional direct marketing industry has typically generated lower revenues during the summer months and higher revenues during the calendar year-end months. We believe our business may be affected by similar revenue fluctuations, but our limited operating history is insufficient to predict the existence or magnitude of these effects. If we do experience these effects, analysts and investors may not be able to predict our quarterly or annual operating results, and if we fail to meet expectations of analysts and investors, our stock price could decline.


IF BUSINESSES AND CONSUMERS FAIL TO ACCEPT EMARKETING AS A MEANS TO ATTRACT NEW CUSTOMERS, DEMAND FOR OUR SERVICES MAY NOT DEVELOP AND THE PRICE OF OUR COMMON STOCK WOULD DECLINE.

     The market for emarketing is new and rapidly evolving, and our business will be harmed if sufficient demand for our services does not develop. Our current and planned services are very different from the traditional methods that many of our clients have historically used to attract new customers and maintain customer relationships. Demand for emarketing, including our services, may not materialize for several reasons, including:

     - Businesses that have already invested substantial resources in other methods of marketing and communications may be reluctant to adopt new marketing strategies and methods.

     - Consumers and businesses may choose not to accept emarketing messages.

     - Businesses may elect not to engage in emarketing because consumers may confuse permission-based email services with unsolicited commercial email.

     - The effectiveness of direct marketing through the use of emails may diminish significantly if the volume of direct marketing email saturates consumers.


COMPETITION IN THE EMARKETING INDUSTRY IS INTENSE AND, IF WE ARE UNABLE TO COMPETE EFFECTIVELY, THE DEMAND FOR, OR THE PRICES OF, OUR SERVICES MAY DECLINE.

     The market for emarketing is intensely competitive, rapidly evolving and experiences rapid technological change. We expect the intensity of competition to increase significantly in the future because of the attention the internet has received as a medium for advertising and direct marketing and because there are no significant barriers to entry into our market. Intense competition may result in price reductions, reduced sales, gross margins and operating margins, and loss of market share.

     Our principal competitors include:

     - Providers of emarketing solutions such as @Once, Acxiom and its affiliate Bigfoot, Exactis.com, Kana Communications, L-Soft, Media Synergy, MessageMedia, Digital Impact, CoolSavings,
       NetCreations, Responsys.com and YesMail.com.

     - The in-house information technology departments of our existing and prospective clients.

     In addition, we expect competition to persist and intensify in the future, which could harm our ability to increase sales and maintain our prices. In the future, we may experience competition from Internet service providers,advertising and direct marketing agencies and other large established businesses such as America Online, DoubleClick, Microsoft, IBM, AT&T, Yahoo!, ADVO and the Interpublic Group of Companies. Each of these companies possess large, existing customer bases, substantial financial resources and established distribution channels and could develop, market or resell a number of emarketing solutions. These potential competitors may also choose to enter the market for emarketing by acquiring one of our existing competitors or by forming strategic alliances with these competitors. Any of these occurrences could harm our ability to compete effectively.


RAPID TECHNOLOGICAL CHANGES COULD CAUSE OUR SERVICES TO BECOME OBSOLETE AND UNMARKETABLE OR REQUIRE US TO REDESIGN OUR SERVICES, WHICH COULD BE COSTLY AND TIME-CONSUMING.

     The market for emarketing services is characterized by rapid technological change. Our services could become obsolete and unmarketable if we are unable to adapt our services to these new technologies. For example, the emergence of new media formats such as streaming video and audio may require us to adapt our services to remain competitive which could be costly and time-consuming.


IF WE DO NOT ATTRACT AND RETAIN ADDITIONAL HIGHLY-SKILLED PERSONNEL WE MAY BE UNABLE TO EXECUTE OUR BUSINESS STRATEGY.

     Our business depends on the continued technological innovation of our core services and our ability to provide comprehensive emarketing expertise.
 If we fail to identify, attract, retain and motivate these highly skilled personnel, we may be unable to successfully introduce new services or otherwise implement our business strategy. We plan to significantly expand our operations, and we will need to hire additional personnel as our business grows. In particular, we have experienced difficulties in hiring highly skilled technical and client services personnel due to significant competition for experienced personnel in our market.


WE RELY ON THE SERVICES OF OUR FOUNDERS AND OTHER KEY PERSONNEL, WHOSE KNOWLEDGE OF OUR BUSINESS AND TECHNICAL EXPERTISE WOULD BE EXTREMELY DIFFICULT TO REPLACE.

     Our future success depends to a significant degree on the skills, experience and efforts of our senior management. In particular, we depend upon the continued services of Raymond Barton, our Chief Executive Officer, Chief Technology Officer and co-founder and Timothy Schmidt, our Cheif Financial Officer and co-founder, whose vision for our company, knowledge of our business and technical expertise would be extremely difficult to replace. In addition, we have not obtained life insurance benefiting Marketshare Recovery on any of our key employees. If any of our key employees left or was seriously injured and unable to work and we were unable to find a qualified replacement, the level of services we are able to provide could decline or we may be otherwise unable to execute our business strategy.


IF WE FAIL TO EXECUTE OUR STRATEGY TO EXPAND INTO NEW MARKETS, THE MARKET FOR OUR SERVICES AND OUR POTENTIAL REVENUE WILL BE LIMITED.

     The majority of our emarketing clients to date have been online business-to-consumer retailers. We intend to expand our presence among clients in other consumer markets, in markets where the customers are businesses rather than consumers, and in international markets. If this strategy fails, the market for our services and our potential revenue will be limited. We have limited experience in these markets and may encounter obstacles which we have not anticipated.


IF WE FAIL TO INTRODUCE NEW SERVICES, SUCH AS OUR RECENTLY-INTRODUCED EMAIL EXCHANGE NETWORK, OUR REVENUES MAY NOT INCREASE.

     Part of our strategy is to increase our revenues by introducing new services. If we fail to introduce new services our revenues may not increase. If any of our new service offerings are not accepted by our clients, our revenues may be lower.


IF WE ARE UNABLE TO ENHANCE OUR SERVICES AND ADD CLIENT SERVICES PERSONNEL TO HANDLE INCREASED EMAIL VOLUME AND CONSUMER RESPONSES, WE MAY BE UNABLE TO ADEQUATELY RESPOND TO OUR CLIENTS' DEMANDS FOR EMARKETING SERVICES AND MAY LOSE MARKET SHARE.

     If we are unable to expand capacity to keep pace with our clients' demands, we may lose market share. The volume of emails we are sending has grown significantly and we expect this volume to continue to grow. We will need to enhance our services to handle both any increased email volume and the increased level of response from consumers that are generated by this volume. In addition, as we seek to grow our base of clients, we must add client services personnel to handle the increased volume of emails and campaigns. If we are unable to add client services personnel, the level of services we are able to provide our clients could decline.


IF THE DELIVERY OF OUR EMAILS IS LIMITED OR BLOCKED, THEN OUR CLIENTS MAY DISCONTINUE THEIR USE OF OUR SERVICES.

     Our business model relies on our ability to deliver emails over the internet through internet service providers and to recipients in major corporations. In particular, a significant percentage of our emails are sent to recipients who use America Online. We do not have, and we are not required to have, an agreement with America Online to deliver emails to their customers. America Online uses a proprietary set of technologies to handle and deliver email and the value of our services will be reduced if we are unable to provide emails compatible with these technologies. In addition, America Online and other internet service providers are able to block unwanted messages to their users. If these companies limit or halt the delivery of our emails, or if we fail to deliver emails in such a way as to be compatible with these companies' email handling technologies, then our clients may discontinue their use of our services.


OUR FACILITIES AND SYSTEMS ARE VULNERABLE TO NATURAL DISASTERS AND OTHER UNEXPECTED EVENTS, AND ANY OF THESE EVENTS COULD RESULT IN AN INTERRUPTION OF OUR ABILITY TO EXECUTE OUR CLIENT'S EMARKETING CAMPAIGNS.

     We depend on the efficient and uninterrupted operations of our data center and hardware systems. Our data center and hardware systems is located in Long Island, New York. Our data center and hardware systems are also vulnerable to damage from fire, floods, power loss, telecommunications failures, and similar events. If any of these events result in damage to our data center or systems, we may be unable to execute our clients' emarketing campaigns until the damage is repaired, and may accordingly lose clients and revenues. In addition, we may incur substantial costs in repairing any damage.


OUR DATA CENTER IS LOCATED AT FACILITIES PROVIDED BY A THIRD PARTY, AND IF THIS PARTY IS UNABLE TO ADEQUATELY PROTECT OUR DATA CENTER, OUR REPUTATION MAY BE HARMED AND WE MAY LOSE CLIENTS.

     Our data center, which is critical to our ongoing operations, is located at facilities provided by a third party. Our operations depend on this party's ability to protect our data center from damage or interruption from human error, break-ins, sabotage, computer viruses, intentional acts of vandalism and similar events. If this party is unable to adequately protect our data center andinformation is lost or our ability to deliver our services is interrupted, our reputation may be harmed and we may lose clients.


OUR OPERATING RESULTS WOULD SUFFER IF WE WERE FORCED TO DEFEND AGAINST A PROTRACTED INFRINGEMENT CLAIM OR IF A THIRD PARTY WERE AWARDED SIGNIFICANT DAMAGES.

     There is a substantial risk of litigation regarding intellectual property rights in our industry. A successful claim of technology infringement against us and our failure or inability to license the infringed or similar technology could harm our business.

     We expect that our technologies may experience an increase in third-party infringement claims as the number of our competitors grows. In addition, we believe that many of our competitors have filed or intend to file patent applications covering aspects of their technology that they may claim our intellectual property infringes. We cannot be certain that third parties will not make a claim of infringement against us relating to our technology. Any claims, with or without merit, could:

     - Be time-consuming and costly to defend.

     - Divert management's attention and resources.

     - Cause delays in delivering services.

     - Require the payment of monetary damages which may be tripled if the infringement is found to be willful.

     - Result in an injunction which would prohibit us from offering a particular service.

     - Require us to enter into royalty or licensing agreements which, if required, may not be available on acceptable terms.


IF ANY OF THE THIRD PARTY TECHNOLOGIES WE USE BECOME UNAVAILABLE TO US, WE WILL NOT BE ABLE TO OPERATE OUR BUSINESS UNTIL EQUIVALENT TECHNOLOGY CAN BE OBTAINED.

     We are highly dependent on technologies we license which enable us to send email through the internet and allow us to offer a variety of targeted marketing capabilities. Our market is evolving, and we may need to license additional technologies to remain competitive. However, we may not be able to license these technologies on commercially reasonable terms or at all. Our inability to obtain any of these licenses could delay the development of our services until equivalent technology can be identified, licensed or developed and integrated.


IF WE ARE UNABLE TO SAFEGUARD THE CONFIDENTIAL INFORMATION IN OUR DATA WAREHOUSE, OUR REPUTATION MAY BE HARMED AND WE MAY BE EXPOSED TO LIABILITY.

     We currently retain highly confidential customer information in a secure data warehouse. We cannot assure you, however, that we will be able to prevent unauthorized individuals from gaining access to this data warehouse.
If any compromise or breach of security were to occur, it could harm our reputation and expose us to possible liability. Any unauthorized access to our servers could result in the misappropriation of confidential customer information or cause interruptions in our services. It is also possible that one of our employees could attempt to misuse confidential customer information, exposing us to liability. In addition, our reputation may be harmed if we lose customer information maintained in our data warehouse due to systems interruptions or other reasons.


ACTIVITIES OF OUR CLIENTS COULD DAMAGE OUR REPUTATION OR GIVE RISE TO LEGAL CLAIMS AGAINST US.

     Our clients' promotion of their products and services may not comply with federal, state and local laws. We cannot predict whether our role in facilitating these marketing activities would expose us to liability under these laws. Any claims made against us could be costly and time-consuming to defend. If we are exposed to this kind of liability, we could be required to pay substantial fines or penalties, redesign our business methods, discontinue some of our services or otherwise expend resources to avoid liability.

     Our services involve the transmission of information through the internet. Our services could be used to transmit harmful applications, negative messages, unauthorized reproduction of copyrighted material, inaccurate data or computer viruses to end-users in the course of delivery. Any transmission of this kind could damage our reputation or could give rise to legal claims against us. We could spend a significant amount of time and money defending against these legal claims.


NEW REGULATION OF AND UNCERTAINTIES REGARDING THE APPLICATION OF EXISTING
LAWS AND REGULATIONS TO, EMARKETING AND THE INTERNET, COULD PROHIBIT, LIMIT OR INCREASE THE COST OF OUR BUSINESS.

     Legislation has recently been enacted in several states restricting the sending of unsolicited commercial email. We cannot assure you that existing or future legislation regarding commercial email will not harm our business. The federal government and several other states are considering, or have considered, similar legislation. These provisions generally limit or prohibit both the transmission of unsolicited commercial emails and the use of forged or fraudulent routing and header information. Some states, including
California, require that unsolicited emails include opt-out instructions and that senders of these emails honor any opt-out requests.

     Our business could be negatively impacted by new laws or regulations applicable to emarketing or the internet, the application of existing laws and regulations to emarketing or the internet or the application of new laws and regulations to our business as we expand into new jurisdictions. There is a growing body of laws and regulations applicable to access to or commerce on the internet. Moreover, the applicability to the internet of existing laws is uncertain and may take years to resolve. Due to the increasing popularity and use of the internet, it is likely that additional laws and regulations will be adopted covering issues such as privacy, pricing, content, copyrights,distribution, taxation antitrust, characteristics and quality of services and consumer protection. The adoption of any additional laws or regulations may impair the growth of the internet or emarketing, which could, in turn, decrease the demand for our services and prohibit, limit or increase our cost of doing business.


INTERNET-RELATED STOCK PRICES ARE ESPECIALLY VOLATILE AND THIS VOLATILITY MAY DEPRESS OUR STOCK PRICE.

     The stock market and specifically the stock prices of internet-related companies have been very volatile. Because we are an internet-related company, we expect our stock price to be similarly volatile. As a result of this volatility, the market price of our common stock could significantly decrease. This volatility is often not related to the operating performance of the companies and may accordingly reduce the price of our common stock without regard to our operating performance.


NEW MANAGEMENT
--------------------------------

     The following table sets forth the names and ages of the incoming director and executive officer of the Company.


Name                Age       Position(s)
-------------       ---       -----------------------------------
Ray Barton           32       Cheif Executive Officer, Cheif Technology Officer
                              President, and Chairman of the Board

Timothy Schmidt      33      Cheif Financial Officer and Director


Ray Barton

     During the last five years, Mr. Barton has been a principal at Market Share Recovery, Inc. an Internet Direct Marketing firm, which specializes in acquisition and resale of user demographic data and targeted e-mail marketing where, Mr. Barton's duties include managing the day to day operations of the business, marketing and managing the Company's growth. Mr. Barton also serves as Chairman of the Board of Directors, Chief Operating Officer and Chief Technology officer of Jade Entertainment group, Inc. an online specialty search engine. Prior thereto Mr. Barton was a stock broker at Meyers Pollock Robbins, and at Continental Broker Dealers where he served as a retail broker. Mr. Barton also served as, Business Development Manager with PcQuote, Inc. and was in charge of developing business contacts and negotiating joint ventures. Prior to that Mr. Barton served as Executive Vice President of Financialweb.com, where his responsibilities included managing the production of online content. Mr. Barton served as the CEO/President of Thinkersgroup, Inc. a mobile wireless software developer, where he developed the Company's business plan, assembled a management team and oversaw day to day operations.


Timothy Schmidt

     During the last five years, Mr. Schmidt has been a principal at Market Share Recovery, Inc. an Internet Direct Marketing firm, which specializes in acquisition and resale of user demographic data, and targeted e-mail marketing where, Mr. Schmidt's duties include overseeing operations, accounting, human resources, and administration. Mr. Schmidt also serves as president of Jade Entertainment Group, Inc. a specialty search engine, which under Mr. Schmidt successfully filed a registration statement with the SEC and conducted an initial public offering. Prior to that Mr. Schmidt served as Chief Operating Officer for thinkersgroup.com, a wireless a developer of wireless software applications where he where he managed company operations, administration and human resources.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Pursuant to Item 7(a)(4), financial statements of Marketshare Recovery, Inc. will be filed by amendment to this Form 8-K on or before September 17, 2003.

     (b)  Pro Forma Financial Information.

          Pursuant to Item 7(b)(2), pro forma financial information concerning the Venture Sum's acquisition of Marketshare Recovery, Inc., as described in Item 2 of this Form 8-K, will be filed by amendment to this Form 8-K on or before September 17, 2003.

     (c)  Exhibits

          99.1 Acquisition Agreement and Plan of Merger by and among Venture Sum, Inc. a wholly owned subidiary of Health & Leisure, Inc. and Marketshare Recovery, Inc. dated June 13, 2003.

          99.2 Form of Promissory Note dated June 13, 2003

          99.3 Limited Lock-Up and Pledge Letter Agreement

          99.4 Preferred Stock Designation.







                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HEALTH & LEISURE, INC.


Date:  July 17, 2003              By: /s/ Ray Barton
                                    -------------------------------------
                                     Ray Barton
                                     President, Chief Executive Officer and
                                     Chief Financial Officer





                                  EXHIBIT INDEX




          99.1 Acquisition Agreement and Plan of Merger by and among Venture Sum, Inc. a wholly owned subidiary of Health & Leisure, Inc. and Marketshare Recovery, Inc. dated June 13, 2003.

          99.2 Form of Promissory Note dated June 13, 2003

          99.3 Limited Lock-Up and Pledge Letter Agreement

          99.4 Preferred Stock Designation.